Employee Severance Benefits	12 Months Ended
Dec. 31, 2017
Text Block [Abstract]
Employee Severance Benefits
18.	Employee Severance Benefits

After the final evaluation on the viability of its core business of LCM production, the Company decided to discontinue its core business of LCM production in Shenzhen by the end of April 2014 due to a major customer’s repeated and continuous changes in its formal purchasing orders without suitable commitment. The employee severance benefits in 2014 amounted to $103, which were recorded as general and administrative expenses and $92 was recorded in loss from discontinued operations. The balance of the employee severance benefits of $104 as at December 31, 2014 was paid in 2015. No additional employee severance benefit was recorded in 2015 and 2016. In 2017, the amount of employee severance benefits is $170 that was recorded as employee compensation under general and administrative expenses.